Goodwill	12 Months Ended
Dec. 31, 2017
GOODWILL. [Abstract]
GOODWILL
12.	Goodwill

Amount

Balance at January 1, 2017	-
Increase in goodwill related to acquisitions	$99,654
Exchange difference	2,283
Balance at December 31, 2017	$101,937

The Company’s goodwill reflects the excess of the consideration paid or transferred including the fair value of contingent consideration over the fair values of the identifiable net assets acquired. The majority of the goodwill balance as of December 31, 2017 relates to the various used car dealerships acquired during the year ended December 31, 2017 as well as to other acquisitions which were individually deemed insignificant. Refer to Note 5 for further details.

To assess potential impairment of goodwill, the Company performs an assessment of the carrying value of the reporting unit at least on an annual basis or when events occur or circumstnaces change that would more likely than not reduce the estimated fair value of the reporting unit below its carrying value. If the carrying value of a reporting unit exceeds its fair value, the Company would perform the second step in its assessment process and record an impairment loss to earnings to the extent the carrying amount of the reporting unit's goodwill exceeds its implied fair value. The Company estimates the fair value of its reporting units through internal analysis and external valuations, which utilize the income and market approaches through the application of discounted cash flow methods. These valuations are based on a number of estimabes and assumptions, including the projected future operating results of the reporting unit, discount rates, long-term growth rates and market comparables. The Company has performed its annual test for impairment of goodwill in accordance with the accounting standard as of December 31, 2017, and determined that it was not more likely than not that goodwill was impaired, and therefore did not recognized any impairment loss during the year ended December 31, 2017.